UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17140 Bernardo Center Drive, Suite 222
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 23, 2006, a subsidiary of BioMed Realty Trust, Inc. (“BioMed”) and BioMed Realty, L.P. (the “Operating Partnership”) obtained a $147.0 million fixed-rate, mortgage loan (the “Loan”) from KeyBank National Association, which is secured by BioMed’s Shady Grove Road property in Rockville, Maryland.
     The Loan bears interest at a fixed rate of 5.97% per annum and matures on September 1, 2016. In addition, the Loan requires monthly installments of interest until October 2011 and monthly installments of principal and interest for the remainder of the term. BioMed used the proceeds of the Loan, along with borrowings on its unsecured revolving credit facility, to repay the Operating Partnership’s $150.0 million bridge loan, which was secured by the same property.
     The foregoing description of the Loan does not purport to be complete and is qualified in its entirety by reference to the complete text of the promissory note and indemnity deed of trust, assignment of leases and rents, security agreement, and fixture filing, which are filed as exhibits to this report and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 above is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On August 24, 2006, BioMed issued a press release regarding the closing of the Loan. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of BioMed, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Promissory Note, dated August 23, 2006, by BMR-Shady Grove B LLC in favor of KeyBank National Association.

10.2	Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, dated August 23, 2006, by BMR-Shady Grove Road HQ LLC in favor of KeyBank National Association.

99.1	Press release issued by BioMed Realty Trust, Inc. on August 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2006	BIOMED REALTY TRUST, INC.

	By:	/s/ KENT GRIFFIN
Name: Kent Griffin
Title: Chief Financial Officer